Exhibit 99.1
Keefe, Bruyette & Woods 2008 Insurance Conference September 3, 2008

Page
Cautionary Note Regarding Forward-Looking Statements All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, additionally, you should not place undue reliance on any such statements. This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of our risk management and loss limitation methods; 4) cyclicali ty of demand and pricing in the insurance and reinsurance markets; 5) our limited operating history; 6) our ability to successfully implement our business strategy during “soft” as well as “hard” markets; 7) adequacy of our loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, interest rates and foreign currency exchange rates); 14) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 15) the effect on our investment portfolio of changing financial market conditions includ ing inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein or elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission, as well as management’s response to any of the aforementioned factors. Any forward-looking statements made in this presentation are qualified by these cau tionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation also contains unaudited proforma consolidated financial data intended to provide information about how the acquisition of Talbot might have impacted the financial statements of the Company if it had been consummated at an earlier time. The unaudited proforma consolidated financial data does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of the Company.

Note on Non-GAAP Financial Measures In presenting the Company’s results, management has included and discussed certain exhibits containing underwriting income (loss), net operating income, diluted book value per share and operating return on average equity that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that these measures are important to investors and other interested parties. Th ese measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company’s core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Diluted book value per share is calculated based on total shareholders’ equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our und erlying business. Operating return on average equity is net operating income divided by the average shareholders’ equity for the time period in question. A reconciliation between the non-GAAP measures detailed herein (other than underwriting income) and the most comparable GAAP measure can be found in our earnings release dated August 7, 2008, and a reconciliation of underwriting income to net income can be found in our most recent 10-Q.

Selected Market Information Exchange / Ticker:NYSE / “VR” Share Price (August 27, 2008):$24.16 Primary Shares Outstanding:74,243,477 Primary Market Capitalization:$1.79bn Annual Dividend/Yield :$0.80 per share (3.3%) Analyst Coverage: Dean Evans, Keefe, Bruyette & Woods Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Jay Cohen, Merrill Lynch Julia Ferguson, Dowling & Partners Chuck Hamilton, FTN Midwest Matt Heimermann, JPMorgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs Susan Spivak Bernstein, Wachovia

About the Validus Investment Opportunity yDiversified global business focused on short tail specialty risk classes yAmbitious and fast-moving management team yConservative balance sheet yStrong financial results yHigh returns on equity yLeading level of risk disclosure yUndervalued

Diversified Global Business Focused on Short-Tail Specialty Validus Re GPWTalbot GPW Bloodstock 3% Contingency 3%Property 20% Specialty 11%War 19% Marine Property Cat 18% XOL 48% Financial Institutions 6% Other Property 23%Accident & Heath 3% Aviation & Other 6% Marine 40% June 30, 2008 LTM GPW Total: June 30, 2008 LTM GPW Total: $668.6 million$685.6 million $1,337.8 mm LTM GPW Balanced by Class: 46% Property, 25% Specialty, 29% Marine Note: $1,337.8mm reflects $16.4mm intersegment eliminations; $668.6mm and $685.6mm do not. LTM = last twelve months.

Strictly Private and Confidential0%10%20%30%40%50%60%70%80%90%100% FSR 0.0%100.0% IPCR 0.0%100.0% MRH 0.0%100.0% PTP 0.0%100.0% Based on 2007 GPW other than ACGL which is NPW.PRE 0.0%100.0% TRH 0.0%100.0% RE21.7%78.3% RNR30.1%69.9% ORH32.3%67.7% 6 6AHL37.5%62.5% MXGL40.0%60.0% ENH41.6%58.4% VR42.9%57.1% Source: SEC filings and other public disclosures.AXS56.8%43.2% ACGL59.2%40.8% AWH64.4%35.6%VR is balanced between insurance and reinsurance LRE84.3%15.7% Insurance Reinsurance (%) (%)Diversified Global Business Focused on Short-Tail Specialty

Diversified Global Business Focused on Short-Tail Specialty VR is focused on short-tail lines of business... 100% 0.0%0.0%0.0% 5.7%8.9% 90% 80%34.0%34.9% 41.6%44.3%46.3%46.9% 48.9% 70%57.0%8.8% 567.9%69.3% 72.2% 60% 50%Long tail (%) 100.0%100.0%100.0%.3%1% 9491.Short tail (%) 40% 30%66.0%65.1% 58.4%55.7%53.7% 53.1%1.1% 5 20%43.0%41.2% 32.1%30.7%27.8% 10% 0% FSR IPCR LRE VR MRH RNR AXS AHL RE PTP ENH TRH PRE ORH AWH ACGL MXGL Based on 2007 GPW other than ACGL which is NPW. Source: SEC filings and other public disclosures. Strictly Private and Confidential7 7

Diversified Global Business Focused on Short-Tail Specialty ....but is not a “monoline” CAT reinsurer. 100.0% 90.0% 80.0% 70.0% 60.0% 50.0% 9.2% 8 40.0% 71.3% 30.0% 54.3%51.3% 20.0% 10.0%25.3%23.3% 19.4%18.3%15.6%15.4% 13.1%11.8%8.3% 7.0% 0.0%2.0%1.0%0.0% IPCR FSR RNR MRH VRPTP ENHRE AHL ORH AXS LRE MXGL ACGL PRE AWH TRH Property CAT Reins, % of totalOther Short Tail, % of totalLong Tail, % of total Based on 2007 GPW other than ACGL which is NPW. Source: SEC filings and other public disclosures. Strictly Private and Confidential8 8

Ambitious and Fast-Moving Management Team yExecutive management team with an average of 23 years of experience yCaptured “first-mover” advantage at January 1, 2006 GPW of $217.4mm during January 2006 yFormed Petrel Re marine and energy sidecar in May 2006 ySignificant growth at January 2007 renewal season GPW of $362.0mm, an increase of 66.5% yTalbot acquisition agreed May 2007, closed July 2007 yIPO completed July 2007

Talbot Benefits to Validus Holdings Complimentary yFocus on short-tail specialty lines where Validus has limited or no presence Short-tail BusinessesyExpanded global short-tail underwriting abilities Risk yTalbot exposures focused mostly on non-US risks that do not aggregate with Diversification Validus’ Benefits yFocus on specialty insurance vs. specialty reinsurance in case of Validus Benefits from yLloyd’s global distribution and worldwide licenses Lloyd’s yA+ (Strong) rating from S&P; A (Excellent) from A.M. Best Membership yCapital advantage yProfitable operations in every year including 2005 ($49.0mm syndicate profit Strong Financial for 2005 year of account) Performance yClean balance sheet: no legacy liabilities Proven yStrong track record Management yStable management and underwriting teams Team yGood “cultural” fit AbilityyReduction in syndicate reinsurance ($14.0mm in Q1’08) to Enhance yElimination of third party capital cost ($41.8mm finance expense in 2007) Strictly Private Earnings and Confidential10 10

Recent Lloyd’s Entrants Date Event May 14, 2007Validus agrees to acquire Talbot June 19, 2007Montpelier Re announces formation of Syndicate 5151 July 20, 2007Ariel Holdings agrees to acquire Atrium November 5, 2007Goldman Sachs forms Syndicate 1910 for Bermuda-based Arrow Re subsidiary December 3, 2007Lightyear Capital forms Antares December 14, 2007Tokio Marine agrees to acquire Kiln Ltd. December 17, 2007American Financial Group becomes majority shareholder in Marketform March 28, 2008Aspen Holdings forms Syndicate 4711 April 2, 2008Argo Group announces offer for Heritage Underwriting July 1, 2008Ironshore Inc. agrees to acquire Pembroke Managing Agency from Chaucer Holdings plc July 24, 2008Max Capital Group agrees to acquire Imagine Group Ltd.’s Lloyds operation Strictly Private and Confidential1111

Investment Philosophy and Portfolio Invested Asset Mix as of June 30, 2008 yConservative investment strategy -Emphasize the preservation of invested Short-term, 4.4% US Govt/Agency, Cash and equiv., 20.8% assets15.1% -Provide sufficient liquidity for the prompt payment of claims yAverage portfolio rating of AA+ -Minimum average credit quality of AA- •Short duration (2.3 years as of 06/30/2008) RMBS, 20.9% •Q2 2008 investment yield: 4.50% (1)Corporate, 21.5% CMBS, 6.9%Non US Govt/Agency, •No exposure to alternative asset classesABS, 5.2% 5.3% Total: $3.2bn 1 Annualized effective investment yield is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments. Strictly Private and Confidential12 12

Conservative Reserving Philosophy Validus Gross Reserve Mix As of June 30, 2008Observations •Gross reserves for losses and loss expenses of $1.03 billion •IBNR represents 47.4% of gross reserves •No exposures pre-dating 2002 • Talbot has a history of favorable IBNR reserve development: Case Reserves, Reserves, • $174.6mm in the 2004 through 2007 47.4% 52.6%period •Recognized $11.1mm of favorable reserve development in Q2’08: •Talbot reserve release of $10.6mm •Validus reserve release of $0.5mm •$7.5mm ($0.10 per diluted share) net of associated FAL cost Strictly Private and Confidential13 13

Strong Second Quarter 2008 Financial Results Financial Performance: yNet operating income of $111.7mm ($1.45 per diluted share) yNet income of $75.9mm ($0.98 per diluted share) yAnnualized net operating return on average equity of 22.1% Balance Sheet: yTotal investments and cash of $3.23bn Total GAAP capitalization of $2.36bn yTotal shareholders’ equity of $2.06bn Book value per share: yDiluted book value per share of $25.12 y16.4% growth in diluted book value over prior 12 months y18.2% growth in diluted book value plus dividends over prior 12 months

High Return on Equity Operating Return on Average Equity – LTM Period to June 30, 2008 23.7% 2% 22.21.7%21.6%21.4%21.0% 19.8% 18.6%18.3%18.0% 16.2%16.1%15.5% 14.1% 12.4%.0% 12 9.3% 7.7%7.3% VRRNRIPCRPTPACGLAXSENHPREAWHAHLMRHFSRTRHMXGLXLREGLREAGIIORH Source: SNL Financial. Calculation represents (a) latest four quarters net operating income available to common shareholders through 6/30/08, divided by (b) the average of the beginning, ending and intervening quarter end common equity balances for the period. Strictly Private PTP, FSR and GLRE based on net income to common per SNL. and Confidential15 15

High Return on Equity VR Components of Operating Return on Average Equity – LTM Period to June 30, 2008 A. ROAE From Underwriting LTM NPE/Avg. U/W ROE Income NPE Equity Margin Contribution Contribution Validus Re$ 622,2730.3448.3%16.3% $ 300,314 Talbot592,4460.3217.7%5.7%104,677 Corporate-(2.0%)(37,118) Total underwriting$ 1,214,7190.6630.3%19.9% $ 367,873 B. ROAE From Investments Average Investments LTM NII ROE Income Investments /Equity /Avg. Inv. Contribution Contribution Net investment income$ 2,936,3921.594.99%7.9% $ 146,563 C. Financing, Tax and Other Hybrid Debt Wtd. Avg. ROE Income Debt /Avg. Equity Interest Rate Contribution Contribution Run-rate hybrid expenses304,3000.168.77%(1.4%)(26,688) Other finance expenses(2.8%)(50,900) Other income0.3%5,698 Taxes(0.3%)(5,972) Total(4.2%) $ (77,862) Consolidated Operating ROAE (A+B+C) ROE Income Contribution Contribution A. ROAE From Underwriting19.9% $ 367,873 B. ROAE From Investments7.9%146,563 C. Financing, Tax and Other(4.2%)(77,862) Total Operating ROAE (A+B+C)23.7% $ 436,574 Note: Average shareholders’ equity for the period is $1,844.9mm and average cash and investments for the period is $2,936.4mm, in each case pro forma as if the IPO and Talbot acquisition were completed on June 30, 2007. Strictly Private and Confidential16 16

Transparent Risk Disclosure – Based on 7/1/08 Portfolio Group Estimated Net Loss 20 Year 50 Year 100 Year 250 Year Validus Re ReturnReturnReturnReturnNet Zonal ZonesPerilsPeriod Period Period Period Aggregate United StatesHurricane$188,060 $308,942 $419,930 $534,744$1,397,000 CaliforniaEarthquake64,513129,230179,754258,3811,155,000 EuropeWindstorm86,655189,042283,865395,580890,000 JapanEarthquake42,42788,812104,164135,701477,000 JapanTyphoon21,29255,30080,020100,040445,000 1:100 year PML equal to 17.8% of June 30, 2008 capital (20.4% of shareholders’ equity) The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, aviation, terrorism, workers’ compensation and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding prope rty in a zone, among other assumptions. Return period refers to the frequency with which losses of a given amount or greater are expected to occur. Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries. The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate act ual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Investors should not rely on the foregoing information when considering investment in the Company. The Company undertakes no duty to update or revise such information to reflect the occurrence of future events. Group Estimated Net Loss includes exposures in the Company’s Validus Re and Talbot segments. Validus Re Net Zonal Aggregate reflects aggregate exposures for the Validus Re segment only. Strictly Private and Confidential17 17

Growth in Diluted Book Value Growth in Diluted Book Value per Share plus Accumulated Dividends June 30, March 31, Dec 31, Sept 30,June 30,March 31, Dec 31, Dec 31, 20082008200720072007200720062005 Book value per common share$ 27.70 $26.82 $26.08 $24.12 $22.64 $21.39 $20.39 $17.11 Diluted book value per common share$ 25.12 $24.43 $24.00 $22.37 $21.59 $20.56 $19.73 $16.93 Diluted book value per common share plus accumulated dividends $25.52 $24.63 $24.00 $22.37 $21.59 $20.56 $19.73 $16.93 Quarterly growth in Diluted book value per common share2.8%1.8%7.3%3.6%5.0%4.2%5.4% Diluted book value per common share plus accumulated dividends 3.6%2.6%7.3%3.6%5.0%4.2%5.4% Annualized quarterly growth in Diluted book value per common share11.3%7.2%29.2%14.4%20.1%16.8%21.5% Diluted book value per common share plus accumulated dividends 14.4%10.5%29.2%14.4%20.1%16.8%21.5% Latest 12 month growth in Diluted book value per common share16.4% Diluted book value per common share plus accumulated dividends 18.2% 18.2% growth in book value plus accumulated dividends over last 12 months Note: Pro forma for the IPO and Talbot acquisition, June 30, 2007 diluted book value per share was $20.89; growth in book value from this starting point is 22.6% inclusive of accumulated dividends. Strictly Private and Confidential18 18

Share Price vs. Growth in Diluted Book Value per Share 28.00 27.00 26.00 25.00 24.00 23.00 22.00 21.00 20.00 07/24/200708/24/200709/24/200710/24/200711/24/200712/24/200701/24/200802/24/200803/24/200804/24/200805/24/200806/24/200807/24/200808/24/2008 VRDiluted BVP S VR has grown diluted BVPS by $4.23 from the IPO pro forma Pro forma for the IPO and Talbot acquisition, June 30, 2007 diluted book value per share was $20.89. Strictly Private and Confidential19 19

Low Price to Earnings Ratio Price to Earnings Ratio – Earnings based on LTM Period to June 30, 2008 Source: SNL Financial. Calculation represents (a) closing market price as of August 26, 2008, divided by (b) the net operating earnings per share for the latest four quarters through 6/30/08. PTP, FSR and GLRE based on net income per share. Strictly Private and Confidential20 20

About the Validus Investment Opportunity yDiversified global business focused on short tail specialty risk classes yAmbitious and fast-moving management team yConservative balance sheet yStrong financial results yHigh returns on equity yLeading level of risk disclosure yUndervalued

Keefe, Bruyette & Woods 2008 Insurance Conference September 3, 2008

Second Quarter 2008 Financial Review June 30, 2007 June 30, 2008ProformaQ2 2008 Actual vs. Q2 2007 Proforma Revenues Gross premiums written$379,919$377,169 Reinsurance premiums ceded (1,399)(29,329)y$26.8 million NPE change driven by Net premiums written378,520347,840 Change in unearned premiums(69,222)(65,380)Validus Re Net premiums earned309,298282,460 Net investment income36,43629,920yAttributable to growth in Validus Net realized losses (gains) on investments6,327(140)Re NPW in 2007 vs. 2006 Net unrealized (losses) gains on investment(42,982)(6,189) Other income1,4621,222 Foreign exchange gains 9113,354yNet operating income increase of Total revenues311,452310,627$18.8 million driven by increased Expensesearned premium and investment Losses and loss expense122,089118,163 Policy acquisition costs56,42049,255income and lower finance General and administrative expenses33,91237,379 Finance expenses12,76215,903expenses Share comp expenses7,271- Total expenses 232,454212,446yOperating EPS of $1.45 vs. $1.21 Income before taxes78,99889,927pro forma Income tax 3,077(570) Net income$75,921$89,358y71.0% combined ratio in Q1 2008: Net operating income$111,665$92,902 Earnings per shareyCompares to 72.5% combined Basic earnings per share$1.00$1.21ratio in prior period proforma Diluted earnings per share$0.98$1.17 Diluted net operating income per share $1.45$1.21 y3.6 percentage point benefit Losses and loss expense ratio39.5%41.8% Policy acquisition costs ratio18.2%17.4%from prior year development General and administrative expense ratio13.3%13.2% Expense ratio31.6%30.7% Combined ratio71.0%72.5%

Validus Re – Second Quarter 2008 Segment Results (US Dollars in thousands)Three Months Ended June 30, 20082007 Validus Re Segment Gross premiums written$ 187,820$ 174,300 Reinsurance premiums ceded(1,208)(26,780) Net premiums written186,612147,520 Change in unearned premiums (22,500)(14,490) Net premiums earned 164,112133,030 Losses and loss expenses48,67742,675 Policy acquisition costs25,30917,837 General and administrative expenses11,55213,085 Total underwriting deductions 85,53873,597 Underwriting Income$78,574$59,433 Selected Ratios Losses and loss expenses29.7%32.1% Policy acquisition costs15.4%13.4% General and administrative expenses7.0%9.8% Expense ratio22.5%23.2% Combined ratio52.1%55.3% Impact of favorable reserve development-0.3%-7.1% Impact of indentified loss events8.4%18.0% 1Identified loss events in Q2 2008 consist of U.S. storm and flood losses and in Q2 2007 consist of UK flood and Australian storm events.

Talbot – Second Quarter 2008 Segment Results (US Dollars in thousands)Three Months Ended June 30, 20082007 Talbot Segment Gross premiums written$ 197,235$ 202,381 Reinsurance premiums ceded (5,327)(5,860) Net premiums written191,908196,521 Change in unearned premiums (46,722)(50,890) Net premiums earned 145,186145,631 Losses and loss expenses73,41276,257 Policy acquisition costs31,13431,418 General and administrative expenses20,91328,121 Total underwriting deductions 125,459135,796 Underwriting Income$19,727$9,835 Selected Ratios Losses and loss expenses50.6%52.4% Policy acquisition costs21.4%21.6% General and administrative expenses14.4%19.3% Expense ratio35.8%40.9% Combined ratio86.4%93.2% Impact of favorable reserve development-7.3%0.0% Impact of indentified loss events0.0%6.1% 1Identified loss events in Q2 2007 consist of the UK flood events.